BLACKROCK LIQUIDITY FUNDS
TempFund
TempCash
MuniCash

Supplement dated July 27, 2016 to the
Prospectuses, Summary Prospectuses, and Statement of Additional Information
dated February 29, 2016

BLACKROCK FUNDS III
BlackRock Cash Funds: Institutional
BlackRock Cash Funds: Prime

Supplement dated July 27, 2016 to the Prospectuses,
Summary Prospectuses, and Statements of Additional Information dated April 29, 2016

The U.S. Securities and Exchange Commission (“SEC”) has adopted amendments to the rules that govern registered money market funds. The following is a general summary of certain components of these amendments as they relate to BlackRock’s money market funds that do not qualify as a government money market fund or as a retail money market fund (defined below as “Institutional Money Market Funds”).

Overview of Institutional Money Market Funds

An Institutional Money Market Fund is a fund that is neither a “government money market fund” nor a “retail money market fund,” as those terms are defined under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Trustees of BlackRock Liquidity Funds has approved the designation of each of TempFund, TempCash and MuniCash as an Institutional Money Market Fund and the Board of Trustees of BlackRock Funds III has approved the designation of each of BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime as an Institutional Money Market Fund (together with TempFund, TempCash and MuniCash, collectively the “Institutional Money Market Funds”), effective on or about October 11, 2016 (“Effective Date”).

The Institutional Money Market Funds will be required to price and transact in their shares at a net asset value (“NAV”) per share reflecting market-based values of their portfolio holdings (i.e., at a “floating” NAV). The floating NAV will be rounded to the fourth decimal place (e.g., $1.0000) for each Institutional Money Market Fund.

In addition to the floating NAV, the Boards of Trustees (the “Boards”) responsible for the Institutional Money Market Funds are permitted to impose a liquidity fee on redemptions from the Institutional Money Market Funds of up to 2% or temporarily restrict redemptions from the Institutional Money Market Funds for up to 10 business days in any 90 day period, if an Institutional Money Market Fund’s weekly liquid assets fall below required minimums because of market conditions or other factors, as described in more detail below.

Processing of Trade Orders

On the Effective Date, (1) the NAV of each class of shares of TempFund and BlackRock Cash Funds: Prime will ordinarily be calculated as of the following times on each day such Fund accepts purchase orders and redemption requests: 8:00 a.m., 12:00 p.m. and 3:00 p.m. (Eastern time); (2) the NAV of each class of shares of TempCash and MuniCash will ordinarily be calculated as of 3:00 p.m. (Eastern time); and (3) the NAV of each class of shares of BlackRock Cash Funds: Institutional will ordinarily be calculated as of 5:00 p.m. (Eastern time). BlackRock Cash Funds: Institutional will continue to accept purchase and redemption orders until 5:00 p.m. (Eastern time). MuniCash will continue to accept purchase orders until 2:30 p.m. (Eastern time) (12:00 Noon for Cash Plus Shares, Premier Choice Shares, Select Shares, Premier Shares and Private Client Shares) and redemption orders until 1:00 p.m. (Eastern time) (12:00 Noon for Cash Plus Shares, Premier Choice Shares, Select Shares, Premier Shares and Private Client Shares). TempCash will accept purchase and redemption orders until 3:00 p.m. (Eastern time). For each Institutional Money Market Fund, purchase orders must be placed in dollars, but redemption orders may be placed either in number of shares or dollars.

Until such Effective Date, it is currently expected that the Institutional Money Market Funds will continue to seek to maintain a stable NAV per share of $1.00 using the amortized cost method to value their portfolio of securities.

Effective on such Effective Date, in order to purchase shares of the Institutional Money Market Funds, a Fund must receive “federal funds” or other immediately available funds by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. Eastern time) on the same business day the purchase order is placed. In the event that payment is not received by an Institutional Money Market Fund by the close of the Federal Reserve wire transfer system or through other immediately available funds that same day, the Institutional Money Market Fund reserves the right to cancel your purchase order and you will be liable for any costs incurred, including any costs incurred to recompute an Institutional Money Market Fund’s NAV.

The Institutional Money Market Funds (other than TempFund and BlackRock Cash Funds: Prime) may designate certain financial professionals, selected securities dealers, brokers, investment advisers, service providers or industry professionals (including BlackRock, Inc., The PNC Financial Services Group, Inc. and their respective affiliates) (“Financial Intermediaries”) as authorized agents (“Authorized Institutions”) to accept purchase or redemption orders for their customers on behalf of an Institutional Money Market Fund.

An Institutional Money Market Fund is deemed to have received a purchase or redemption order once the order is accepted in proper form by the Institutional Money Market Fund’s transfer agent (“Transfer Agent”) or an Authorized Institution, on a business day, and the order will be priced at the Institutional Money Market Fund’s NAV next determined after it is accepted by the Transfer Agent or an Authorized Institution.

On the Effective Date, TempFund and BlackRock Cash Funds: Prime, however, will no longer permit Financial Intermediaries to serve as Authorized Institutions for the receipt of orders, as described above. From that date, TempFund and BlackRock Cash Funds: Prime will be deemed to have received a purchase or redemption order once the order is accepted in proper form by the Transfer Agent and the order will be priced at the Institutional Money Market Fund’s NAV next determined after it is accepted by the Transfer Agent.

In addition, TempFund and BlackRock Cash Funds: Prime will no longer accept purchases or redemptions through the NSCC Fund/SERV or DCC&S trading platforms.

Financial Intermediaries and Authorized Institutions are responsible for transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them. The Institutional Money Market Funds, BlackRock Advisors, LLC, BlackRock Fund Advisors, BlackRock Investments, LLC and their affiliates will not be responsible for any loss for orders that are not transmitted to the Transfer Agent by Financial Intermediaries and Authorized Institutions on a timely basis.

You should contact your Financial Intermediary to learn more about how it transacts with the Institutional Money Market Funds.

Pricing and Valuation

The price you pay when you purchase or redeem an Institutional Money Market Fund’s shares is the NAV next determined after confirmation of your order.

Each Institutional Money Market Fund (which term, for purposes of this section for BlackRock Cash Funds: Prime and BlackRock Cash Funds: Institutional shall include each such Fund’s master portfolio, as applicable) will value portfolio securities generally using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Institutional Money Market Fund’s approved independent third-party pricing services, each in accordance with valuation procedures approved by the Board. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. An Institutional Money Market Fund may value short-term debt securities with remaining maturities of 60 days or less on the basis of amortized cost.

Generally, trading in U.S. Government securities, short-term debt securities, and money market instruments is substantially completed each day at various times prior to the close of business on the New York Stock

Exchange. The values of such securities used in computing the NAV of an Institutional Money Market Fund’s shares are determined as of such times.

When valuations are not readily available or are not believed by BlackRock Advisors, LLC or BlackRock Fund Advisors, as applicable (“BlackRock”) to be reliable, an Institutional Money Market Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Board. BlackRock may conclude, for example, that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded or where there is a significant event subsequent to the most recent market valuation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing an Institutional Money Market Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last valuation or price of one or more assets or liabilities held by an Institutional Money Market Fund. If such event occurs, those instruments may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining an Institutional Money Market Fund’s NAV.

Additional Information on Liquidity Fees and Redemption Gates

The Board is permitted to impose a liquidity fee of up to 2% on the value of shares redeemed or temporarily restrict redemptions from each Institutional Money Market Fund (which term, for purposes of this section for BlackRock Cash Funds: Prime and BlackRock Cash Funds: Institutional shall include each such Fund’s master portfolio, as applicable) for up to 10 business days during a 90 day period, in the event that such Institutional Money Market Fund’s weekly liquid assets fall below the following thresholds:

•	30% weekly liquid assets — If the weekly liquid assets of an Institutional Money Market Fund fall below 30% of the Institutional Money Market Fund’s total assets, and the Board determines it is in the best interests of the Institutional Money Market Fund, the Board may impose at any time and as early as the same day a liquidity fee of up to 2% of the amount redeemed or a redemption gate that temporarily suspends the right of redemption.
•	10% weekly liquid assets — If the weekly liquid assets of an Institutional Money Market Fund fall below 10% of the Institutional Money Market Fund’s total assets as of the end of a business day, the Institutional Money Market Fund will impose, at the beginning of the next business day, a liquidity fee of 1% of the amount redeemed, unless the Board determines that imposing such a fee would not be in the best interests of the Institutional Money Market Fund or determines that a lower or higher fee (not to exceed 2%) would be in the best interests of the Institutional Money Market Fund.

Weekly liquid assets include (i) cash; (ii) direct obligations of the U.S. Government; (iii) U.S. Government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress, that are issued at a discount to the principal amount to be repaid at maturity without provision for the payment of interest and have a remaining maturity of 60 days or less; (iv) securities that will mature, as determined without reference to the maturity shortening provisions of Rule 2a-7 regarding interest rate readjustments, or are subject to a demand feature that is exercisable and payable within five business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.

Liquidity fees and redemption gates, if imposed, may be terminated at any time in the discretion of the Board. Liquidity fees and redemption gates will also automatically terminate at the beginning of the next business day once an Institutional Money Market Fund has invested 30% or more of its total assets in weekly liquid assets as of the end of a business day.

If the Board imposes a liquidity fee, the fee will be used to help boost the weekly liquid assets of the Institutional Money Market Fund. The Institutional Money Market Fund may not accept purchases during the period that a liquidity fee has been imposed.

If the Board imposes a redemption gate, the Institutional Money Market Fund will not accept purchase or redemption orders until the Institutional Money Market Fund has notified shareholders that the redemption gate has been lifted. Any purchase or redemption orders submitted while a redemption gate is in effect will be cancelled without further notice. If you still wish to purchase or redeem shares once the redemption gate has been lifted, you will need to submit a new purchase or redemption request to an Institutional Money Market Fund or your Financial Intermediary.

Announcements regarding the imposition of liquidity fees or redemption gates, or the termination of liquidity fees or redemption gates, will be filed with the SEC on Form N-CR and will be available on the Institutional Money Market Funds’ website (www.blackrock.com/cash). In addition, the Institutional Money Market Funds will make such announcements through a supplement to their registration statements and may further communicate such actions through other means.

Institutional Money Market Funds Risk Legend

You could lose money by investing in an Institutional Money Market Fund. Because the share price of an Institutional Money Market Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. An Institutional Money Market Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in an Institutional Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Institutional Money Market Funds’ sponsor has no legal obligation to provide financial support to an Institutional Money Market Fund, and you should not expect that the sponsor will provide financial support to an Institutional Money Market Fund at any time.

Shareholders should retain this Supplement for future reference.

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